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                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                     Date of Report:  November 16, 1998
                                      -----------------

                 HOUSEHOLD FINANCE CORPORATION
                 -----------------------------
     (Exact name of registrant as specified in its charter)



Delaware               1-75                    36-1239445
--------------------------------------------------------------
(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)



2700 Sanders Road, Prospect Heights, Illinois             60070
---------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code 847/564-5000
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Item 5.  Other Events

Household Finance Corporation has filed a Prospectus Supplement (the "Prospectus Supplement") dated November 9, 1998 to a Prospectus dated September 3, 1998 (Registration Statement No. 333-60543) in connection with the offering of $1,000,000,000
6 1/2% Notes due November 15, 2008. Exhibit 8 of this Form 8-K is a legal opinion of Sidley & Austin confirming that the statements made in the Prospectus Supplement under the captions "Certain United States Tax Documentation Requirements" and "United States Taxation of Non-United States Persons" are correct as of this date. The consent of Sidley & Austin to the reference to the firm in the Prospectus Supplement is included in such opinion.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              Exhibit No.              Description

              8              Legal opinion of Sidley & Austin

              23.1           Consent of Sidley & Austin
                             (contained in Exhibit 8)


                            SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOUSEHOLD FINANCE CORPORATION
                                 -----------------------------
                                        (Registrant)

                                 By:  /s/ John W. Blenke
                                      ------------------
                                      John W. Blenke
                                      Assistant Secretary

Dated:  November 16, 1998

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